Guggenheim Variable Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 24, 2014

to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information

(the “SAI”) for Series Z (Alpha Opportunity Series) (the “Series”)

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Series and should be read in conjunction with the Prospectus and SAI.

Effective immediately, and until further notice, the Series is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Series).

At any time, shareholders of the Series may redeem or exchange their shares in accordance with any applicable procedures described in the Prospectus.

Please Retain This Supplement for Future Reference

SBLVTZ-COMBO-SUP2-0914x0415